UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2020 (March 3, 2020)

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33117 (Commission File Number)	41-2116508 (IRS Employer Identification No.)

1351 Holiday Square Blvd. Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Name of exchange on which registered	Trading Symbol
Voting Common Stock	NYSE American	GSAT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On March 3, 2020, Globalstar, Inc. (the "Company”) dismissed Crowe LLP (“Crowe”) as the Company's independent registered public accounting firm. The decision to change the Company's independent registered public accounting firm was the result of a request for proposal process in which the Audit Committee of the Company's Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm, and which action was ratified by the Board of Directors.

The audit reports of Crowe on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2019 and December 31, 2018, and during the subsequent interim period from January 1, 2020 to March 3, 2020 (i) there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Crowe's satisfaction, would have caused Crowe to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Crowe with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Crowe's letter dated March 5, 2020 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On March 5, 2020, the Audit Committee engaged Ernst & Young LLP ("EY") as the Company's independent registered public accounting firm for the year ending December 31, 2020.

During the two most recent fiscal years ended December 31, 2019 and December 31, 2018 and during the subsequent interim period from January 1, 2020 through March 5, 2020, neither the Company nor anyone on its behalf consulted EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Crowe LLP addressed to the Securities and Exchange Commission

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ Rebecca S. Clary
Rebecca S. Clary
Chief Financial Officer

Date: March 5, 2020